UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 9, 2014

MANTRA VENTURE GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia	000-53461	26-0592672
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

#562 - 800 15355 24th Avenue
Surrey, British Columbia, Canada V4A 2H9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 560-1503

Copy of correspondence to:

Marc J. Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 9, 2014, the Board of Directors of Mantra Venture Group Ltd. (the “Company”) appointed W. Glenn Parker as a director of the Company. Mr. Parker founded Wychick Investment Advisors Inc. in 2005 and has served as President since that time. Mr. Parker was employed by D. A. Davidson & Co from 2003 to 2005 as Sr. Vice President and Branch Manager in Bend, Oregon. From 1991 to 2003, Mr. Parker was a 1st Vice President – Investments and Assistant Manager with Prudential Securities in Portland, Oregon. Since 1999, Mr. Parker has been the President of Cascadia Sportsmanagement Inc., a marketing, consulting and travel company based in Bend, Oregon that is dedicated to the needs of professional and elite athletes and sponsoring corporations.

Mr. Parker completed his Certified Financial Planning (CFP) designation in 1994 and received his Certified Investment Management Analyst (CIMA) designation in 2000. Mr. Parker has an MBA and a combined Civil Engineering and Business degree from McMaster University in Canada. He is a member of the Investment Management Consultants Association and the CFP Board.

In connection with his appointment to the Board of Directors, Mr. Parker was granted options to purchase 200,000 shares of the Company’s common stock at an exercise price of $0.20 per share. 25% of the options vest on: (i) December 9, 2014; (ii) April 30, 2015; (iii) August 31, 2015; and (iv) December 31, 2015.

There is no understanding or arrangement between Mr. Parker and any other person pursuant to which Mr. Parker was selected as a director. Mr. Parker does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

Item 7.01 Regulation FD Disclosure.

On December 10, 2014, the Company issued a press release that discusses, among other things, the appointment of Mr. W. Glenn Parker as a director of the Company, as discussed in Item 5.02 above. A copy of the press release that discusses these matters is filed as Exhibit 99.01 to, and incorporated by reference in, this report.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.01, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibit 99.01, the Company makes no admission as to the materiality of any such information that it is furnishing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.01	Press Release, issued by Mantra Venture Group Ltd. on December 10, 2014.

SIGNATURE

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MANTRA VENTURE GROUP LTD.

Date: December 10, 2014	By: /s/ LARRY KRISTOF
Larry Kristof
Chief Executive Officer